UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number   811-03480

Fidelity Oxford Street Trust

(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

(Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2017

Item 1.

Schedule of Investments

Consolidated Quarterly Holdings Report
for

Fidelity® Series Commodity Strategy Fund

April 30, 2017

SCR-S-QTLY-0617
1.899305.107

Consolidated Investments April 30, 2017 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Obligations - 9.9%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.62% to 0.8% 6/1/17 to 7/27/17 (a)(b)
(Cost $349,562,039)	350,000,000	349,565,050
	Shares	Value

Money Market Funds - 91.7%
Fidelity Cash Central Fund, 0.85% (c)
(Cost $3,228,324,667)	3,228,288,414	3,228,934,071
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $3,577,886,706)		3,578,499,121
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(55,525,284)
NET ASSETS - 100%		$3,522,973,837

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Commodity Futures Contracts
3,243 CBOT Corn Contracts (United States)	July 2017	59,427,975	$(858,010)
428 CBOT KC HRW Wheat Contracts (United States)	July 2017	9,357,150	(33,105)
920 CBOT Soybean Contracts (United States)	July 2017	43,987,500	135,291
730 CBOT Soybean Meal Contracts (United States)	July 2017	23,053,400	154,222
1,048 CBOT Soybean Oil Contracts (United States)	July 2017	19,939,248	121,561
1,228 CBOT Wheat Contracts (United States)	July 2017	26,540,150	(635,206)
641 CME Lean Hogs Contracts (United States)	June 2017	18,973,600	(890,917)
678 CME Live Cattle Contracts (United States)	June 2017	33,635,580	4,645,126
934 COMEX Copper Contracts (United States)	July 2017	60,885,125	(67,718)
746 COMEX Gold 100 oz. Contracts (United States)	June 2017	94,615,180	4,345,893
390 COMEX Silver Contracts (United States)	July 2017	33,660,900	(2,020,589)
1,073 ICE Brent Crude Contracts (United Kingdom)	May 2017	55,849,650	(1,245,406)
348 ICE Coffee 'C' Contracts (United States)	July 2017	17,408,700	(1,092,831)
307 ICE Cotton No. 2 Contracts (United States)	July 2017	12,106,545	393,546
1,145 ICE Sugar No. 11 Contracts (United States)	July 2017	20,685,112	(721,304)
837 LME Aluminum Contracts (United Kingdom)	July 2017	39,992,906	(296,860)
324 LME Nickel Contracts (United Kingdom)	July 2017	18,364,968	(963,641)
322 LME Zinc Contracts (United Kingdom)	July 2017	21,119,175	20,421
424 NYMEX Gasoline RBOB Contracts (United States)	July 2017	27,650,482	(3,413,997)
1,900 NYMEX Natural Gas Contracts (United States)	June 2017	63,707,000	(92,903)
416 NYMEX NY Harbor ULSD Contracts (United States)	July 2017	26,475,322	(2,547,704)
1,025 NYMEX WTI Crude Oil Contracts (United States)	June 2017	50,860,499	(4,206,861)
TOTAL COMMODITY FUTURES CONTRACTS			$(9,270,992)

The face value of futures purchased as a percentage of Net Assets is 22.1%

Swaps

Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation/(Depreciation)
Total Return Swaps(1)
Barclays Bank PLC	Jun. 2017	USD 39,000,000	$(639,738)
Barclays Bank PLC	Jul. 2017	USD 67,500,000	(347,873)
CIBC	May 2017	USD 96,500,000	(4,256,862)
CIBC	Jun. 2017	74,000,000	(3,160,738)
CIBC	Jul. 2017	USD 113,000,000	(440,311)
Citibank, N.A.	Jun. 2017	USD 116,000,000	(1,759,118)
Citibank, N.A.	Jun. 2017	USD 103,000,000	(714,747)
Citibank, N.A.	Jun. 2017	USD 74,000,000	260,207
Credit Suisse International	May 2017	USD 67,500,000	(1,372,712)
Credit Suisse International	May 2017	USD 59,000,000	(891,369)
Credit Suisse International	Jun. 2017	USD 80,500,000	(15,588)
Goldman Sachs Bank USA	May 2017	USD 66,000,000	(3,728,898)
Goldman Sachs Bank USA	May 2017	USD 63,000,000	(3,149,208)
Goldman Sachs Bank USA	Jun. 2017	USD 105,000,000	(816,564)
Goldman Sachs Bank USA	Jun. 2017	USD 64,500,000	(2,307,766)
Goldman Sachs Bank USA	Jun. 2017	USD 58,000,000	(503,108)
JPMorgan Chase Bank, N.A.	Jun. 2017	USD 85,000,000	(1,339,086)
JPMorgan Chase Bank, N.A.	Jun. 2017	USD 79,000,000	(349,348)
Merrill Lynch International	May 2017	USD 80,000,000	(4,104,587)
Merrill Lynch International	Jun. 2017	USD 108,000,000	(655,036)
Merrill Lynch International	Jun. 2017	USD 74,000,000	(961,112)
Merrill Lynch International	Jun. 2017	USD 65,000,000	(2,235,882)
Merrill Lynch International	Jun. 2017	USD 65,000,000	(1,226,951)
Merrill Lynch International	Jun. 2017	USD 65,000,000	(1,434,527)
Merrill Lynch International	Jul. 2017	USD 67,000,000	97,020
Morgan Stanley Capital Group, Inc.	May 2017	USD 85,000,000	(3,291,878)
Morgan Stanley Capital Group, Inc.	May 2017	USD 80,000,000	(3,533,259)
Societe Generale	May 2017	USD 115,000,000	(5,765,448)
Societe Generale	May 2017	USD 83,000,000	(3,418,986)
Societe Generale	May 2017	USD 80,000,000	(1,261,681)
UBS AG	May 2017	USD 61,000,000	(3,201,587)
UBS AG	Jun. 2017	USD 117,000,000	(1,202,838)
UBS AG	Jun. 2017	USD 81,500,000	(1,778,807)
UBS AG	Jun. 2017	USD 80,000,000	0
UBS AG	Jul. 2017	USD 87,000,000	(642,239)

TOTAL RETURN SWAPS			$(60,150,625)

 (1) Each open total return swap is an agreement to receive the total return of the Bloomberg Commodity Index Total Return and pay a floating rate based on the 3-month US auction rate T-Bill plus a specified spread.

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $48,343,275.

 (b) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $266,398,710.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,098,149
Total	$13,098,149

Consolidated Subsidiary

	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Geode Series Commodity Return Cayman Ltd.	$320,129,691	$299,999,931	$--	$--	$603,537,252

The Fund invests in certain commodity-related investments through Geode Series Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April, 30, 2017, the Fund held an investment of $603,537,252 in the Subsidiary, representing 17.1% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. Additional information on valuation inputs, and their aggregation into the levels used below, is provided later in this section.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$349,565,050	$--	$349,565,050	$--
Money Market Funds	3,228,934,071	3,228,934,071	--	--
Total Investments in Securities:	$3,578,499,121	$3,228,934,071	$349,565,050	$--
Derivative Instruments:
Assets
Futures Contracts	$9,816,060	$9,816,060	$--	$--
Swaps	357,227	--	357,227	--
Total Assets	$10,173,287	$9,816,060	$357,227	$--
Liabilities
Futures Contracts	$(19,087,052)	$(19,087,052)	$--	$--
Swaps	(60,507,852)	--	(60,507,852)	--
Total Liabilities	$(79,594,904)	$(19,087,052)	$(60,507,852)	$--
Total Derivative Instruments:	$(69,421,617)	$(9,270,992)	$(60,150,625)	$--

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index, interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns, to gain exposure to certain types of assets, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. Upon entering into a swap, the Fund is required to post an initial collateral amount (referred to as "Independent Amount"), as defined in the ISDA Master Agreement. The Fund is required to post additional collateral for the benefit of counterparties to meet the counterparty's unrealized appreciation on outstanding swap contracts and any such posted collateral is identified on the Consolidated Schedule of Investments. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange's clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market. Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its commodities market exposure.

Open swaps at period end are included in the Consolidated Schedule of Investments under the caption Swaps.

Other Information

Income Tax Information

At April 30, 2017, the cost of investment securities for income tax purposes, on an unconsolidated basis, was $6,707,426,064. Net unrealized depreciation aggregated $3,912,511,157, of which $560,762 related to appreciated investment securities and $3,913,071,919 related to depreciated investment securities.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.

Item 2.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Oxford Street Trust’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3.

Exhibits

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Oxford Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	June 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	June 28, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	June 28, 2017